Unit-Based Compensation Plans	12 Months Ended
Dec. 31, 2016
Share-based Compensation, Allocation and Classification in Financial Statements [Abstract]
Unit-Based Compensation Plans
UNIT-BASED COMPENSATION PLANS:
We, ETP, Sunoco Logistics and Sunoco LP have issued equity incentive plans for employees, officers and directors, which provide for various types of awards, including options to purchase Common Units, restricted units, phantom units, distribution equivalent rights (“DERs”), common unit appreciation rights, cash restricted units and other unit-based awards.
ETE Long-Term Incentive Plan
The Board of Directors or the Compensation Committee of the board of directors of the our General Partner (the “Compensation Committee”) may from time to time grant additional awards to employees, directors and consultants of ETE’s general partner and its affiliates who perform services for ETE. The plan provides for the following types of awards: restricted units, phantom units, unit options, unit appreciation rights and distribution equivalent rights. The number of additional units that may be delivered pursuant to these awards is limited to 12,000,000 units. As of December 31, 2016, 8,271,767 units remain available to be awarded under the plan.
During the year ended December 31, 2016, no ETE unit awards were granted to ETE employees and 23,821 ETE units were granted to non-employee directors. Under our equity incentive plans, our non-employee directors each receive grants that vest 60% in three years and 40% in five years and do not entitle the holders to receive distributions during the vesting period.
During the year ended December 31, 2016 and 2015, a total of 28,648 and 26,244 ETE Common Units vested, with a total fair value of $0.2 million and $0.8 million, respectively, as of the vesting date. As of December 31, 2016, a total of 43,740 restricted units granted to ETE directors remain outstanding, for which we expect to recognize a total of less than $1 million in compensation over a weighted average period of 3.0 years.
Subsidiary Unit-Based Compensation Plans
Both ETP and Sunoco LP have granted restricted or phantom unit awards (collectively, the “Subsidiary Unit Awards” to employees and directors that entitle the grantees to receive common units of the respective subsidiary. In some cases, at the discretion of the respective subsidiary’s compensation committee, the grantee may instead receive an amount of cash equivalent to the value of common units upon vesting. Substantially all of the Subsidiary Unit Awards are time-vested grants, which generally vest over a five-year period, and vesting The Subsidiary Unit Awards entitle the grantees of the unit awards to receive an amount of cash equal to the per unit cash distributions made by the respective subsidiaries during the period the restricted unit is outstanding.
The following table summarizes the activity of the Subsidiary Unit Awards:

	ETP		Sunoco LP
	Number of Units	Weighted Average Grant-Date Fair Value Per Unit	Number of Units	Weighted Average Grant-Date Fair Value Per Unit
Unvested awards as of December 31, 2015	7.2	$31.74	1.1	$41.19
Awards granted	3.8	23.82	1.0	26.95
Awards vested	(1.2)	35.48	—	36.98
Awards forfeited	(0.3)	32.26	(0.1)	39.77
Unvested awards as of December 31, 2016	9.5	27.69	2.0	34.43

Weighted average grant date fair value for Subsidiary Unit Awards during the year ended December 31:
2016		$23.82		$26.95
2015		23.47		40.63
2014		40.57		45.50

The total fair value of Subsidiary Unit Awards vested for the years ended December 31, 2016, 2015, and 2014 was $40 million, $57 million, and $56 million, respectively, based on the market price of the respective subsidiaries’ common units as of the vesting date. As of December 31, 2016, estimated compensation cost related to Subsidiary Unit Awards not yet recognized was $275 million, and the weighted average period over which this cost is expected to be recognized in expense is 3.0 years and 4.3 years for ETP and Sunoco LP, respectively.